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                      THE PAYDEN & RYGEL INVESTMENT GROUP


      SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2004



In the Statement of Additional Information under the section entitled "Management of the Group," the subsection entitled "Adviser," the paragraph following the chart on gross fees earned by the Adviser which begins "The
Agreement provides that the Adviser....", the following change has been made.
The last two sentences in the paragraph that state "The Group had retained Lipper Inc. to conduct an extensive review of the Funds' overall fees and expenses, as well as the management fees charged by the Adviser. The Board concluded that the advisory fees and total expenses paid by each of the Funds compared favorably to the relevant peer group." have been deleted and the following substituted in their place. "The Group retained an independent third party consultant to collect data on overall fees and expenses and on management fees for a peer group of comparable mutual funds. The Board then reviewed the Funds' overall fees and expenses and the management fees charged by the Adviser against this peer group data. Based on that review, the Board concluded that the overall fees and expenses for the Funds, as well as the management fees charged by the Adviser, compared very favorably to those of the peer group of mutual funds."


   THE DATE OF THIS SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION IS
                                 APRIL 12, 2004